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                          SECOND AMENDMENT TO
                       EMPLOYEES SAVINGS PLAN OF
         COMMONWEALTH ENERGY SYSTEM AND SUBSIDIARY COMPANIES,
            AS AMENDED AND RESTATED AS OF JANUARY 1, 1993,
                     EFFECTIVE AS OF APRIL 1, 1996

WHEREAS, the Employees Savings Plan of Commonwealth Energy System and Subsid-iary Companies (the "Plan") was originally established effective September 1, 1962, amended from time to time, was restated in its entirety as of December 1, 1975, as of January 1, 1979, as of May 11, 1981, as of January 1, 1984, as of January 1, 1985, as of January 1, 1989 and as of January 1, 1993 and was amended by a First Amendment effective as of October 1, 1994; and

WHEREAS, Section 14.01 of the Plan gives Commonwealth Energy System ("the System") the right to further amend said Plan;

NOW, THEREFORE, in consideration of the premises and of the covenants con-tained herein, the System does hereby covenant and agree that the Plan shall be amended in accordance with the following provisions effective as of April 1, 1996.

1. Section 1.01 is hereby amended by deleting the words "and to establish the Retirement Health Benefit Account."

2. Article 2 "Definitions" is hereby amended by adding the following new Sections 2.24, 2.25, 2.26, 2.27 and 2.28.

     "Section 2.24 "Fund I" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in the interests of a fund whose primary objective seeks long-term growth of capital by investing in common stocks of small capitalization companies."

     "Section 2.25 "Fund J" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in the interests of a fund whose primary objective seeks to provide current income with a balanced and diversified investment approach."

     "Section 2.26 "Fund K" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in the interests of a fund whose primary objective seeks to provide current income and low to moderate growth of capital with a balanced and diversified investment approach."

     "Section 2.27 "Fund L" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in the interests of a fund whose primary objective seeks to provide a reasonable level of current income and growth of capital with a balanced and diversified investment ap-proach."

     "Section 2.28 "Fund M" means the Investment Fund or Funds forming part of the Trust Fund consisting of the monies which the Savings Plan Board shall direct the Plan Trustee to invest in the interests of a fund whose primary objective seeks to provide growth of capital with a balanced and diversified investment approach."
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3.   Section 2.24 is hereby amended i) by deleting the words "Section 2.241
     (iii)" as appears in the third line of said Section 2.24 and substituting therein the words "Section 2.291 (iii)", and ii) by deleting the words "Section 2.24(a)" as appears in the first line of Section 2.24 (b)(ii) and substituting therein the words "Section 2.29(a)."

4.   Section 2.241 (ii) is hereby amended i) by deleting the words "2.241
     (iii)" as appears in the second line of said Section 2.241 (ii) and substituting therein the words "Section 2.291 (iii)" and ii) by deleting the words "2.24(a) (iii) or (iv), or Section 2.24(b) (ii)" as appears in the eighth line of said Section 2.241 (ii) and substituting therein the words "Section 2.229(a) (iii) or (iv), or Section 2.29(b) (ii)."

5. Article 2 is hereby amended by renumbering Sections 2.24, 2.241, 2.25, 2.26, 2.27, 2.28, 2.29, 2.30, 2.31, 2.32, 2.33, 2.34, 2.35, 2.36, 2.37,
     2.38, 2.39, 2.40, 2.41, 2.42, 2.43, 2.44, 2.45, 2.46, 2.47, 2.48 and 2.49
     as Sections 2.29, 2.291, 2.30, 2.31, 2.32, 2.33, 2.34, 2.35, 2.36, 2.37,
     2.38, 2.39, 2.40, 2.41, 2.42, 2.43, 2.44, 2.45, 2.46, 2.47, 2.48, 2.49,
     2.50, 2.51, 2.52, 2.53 and 2.54, respectively.

6. Section 2.41 is hereby amended by deleting the words "or Valuation Date" as appears in the third line of said Section 2.41 and the word "distri-butions" on the fourth line.

7. Section 2.54 is hereby amended by deleting the words "in the calendar months of March, June, September and December" and substituting therein the words "of each calendar month."

8.   Article 2 "Definitions" is hereby amended by adding the following new
     Section 2.55 "Valuation Notification Date" means the fifteenth (15th) day of each calendar month prior to any Valuation Date.

9. Section 5.02 is hereby amended by adding the following words "or any other means authorized by the Savings Plan Board" after the word "writ-ing" as appears in the third line of said Section 5.02.

10. Section 5.03 is hereby amended by adding the following words "or any other means authorized by the Savings Plan Board" after the word "writ-ing" as appears in the third line of said Section 5.03.

11. Section 5.04 is hereby amended by adding the words "or any other means authorized by the Savings Plan Board" after the word "writing" as appears in both the third and the sixth lines of said Section 5.04.

12. Section 5.13 is hereby amended by deleting the words "(as defined in Section 2.241 (i))" as appears in the fourth and fifth lines of said
     Section 5.13 and substituting therein words "(as defined in Section 2.291
     (i))."

13. Section 6.01 is hereby amended by deleting the words "who is eligible for the Retirement Health Benefit Account in accordance with the eligibility requirements in Section 17.02 whether or not the Member elects to con-tribute to such account in accordance with Section 17.04" as appears in the seventh through ninth lines of such Section 6.01 and substituting therein the words "other than a Member who is covered by a collective bargaining agreement that does not provide for a five percent (5%) Participating Company match provided the Member either: (i) was under age
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     forty (40) as of January 1, 1993; (ii) had less than twelve (12) full years of employment as of January 1, 1993, or (iii) was hired on or after January 1, 1993. Employees age forty (40) and older who have completed twelve (12) or more full years of employment with the System as of January 1, 1993 shall not be eligible for the Participating Companies increase of up to a five percent (5%) match."

14. Section 6.02 is hereby amended by deleting the words "who is eligible for the Retirement Health Benefit Account in accordance with the eligibility requirements in Section 17.02 whether or not the Member elects to con-tribute to such account in accordance with Section 17.04" as appears in the sixth through ninth lines of such Section 6.02 and substituting therein the words "other than a Member who is covered by a collective bargaining agreement that does not provide for a five percent (5%) Participating Company match provided the Member either: (i) was under age forty (40) as of January 1, 1993; (ii) had less than twelve (12) full years of employment as of January 1, 1993; or (iii) was hired on or after January 1, 1993." Employees age forty (40) and older who have completed twelve (12) or more full years of employment with the System as of January 1, 1993 are not eligible for the Participating Companies' in-crease of up to a five percent (5%) match.

15. Section 8.05 is hereby amended by adding the word "Valuation" before the word "Notification" as appears in the eighth line of such Section 8.05.

16. Section 9.01 is hereby amended by deleting the words "(other than the Retirement Health Benefit Account)" as appears in the fifth line of such
     Section 9.01 and by deleting the last sentence of such Section 9.01 in its entirety.

17. Section 10.01 is hereby amended by deleting the words "April 1, 1989" as appears in the first line of such Section 10.01 and substituting the words "April 1, 1996," and by adding the words "or loans" after the word "loan" on the second line of such Section 10.01.

18. Section 10.02 is hereby amended: i) by adding the words "or loans" after to the word "loan" on the first, third and fourth lines of such Section 10.02; ii) by adding the words "or balances" after the word "balance" on the fifth line of such Section 10.02; and iii) by deleting the words "other than the Member's Retirement Health Benefit Account established in accordance with Article 17." as appears in the seventh and eighth lines of such Section 10.02.

19. Section 10.04 is hereby amended by deleting the words "(other than the Retirement Health Benefit Account)" as appears in the fourth line of such
     Section 10.04, and by deleting the words "no loan shall be available from the Retirement Health Benefit Account" as appears in the first line of the second paragraph of such Section 10.04.

20. Section 10.05 (a) is hereby amended by adding the words "or a period of one to thirty years if the loan is to purchase a primary residence" in the first line of such Section 10.05(a).

21. Section 10.05 (b) is hereby amended by adding the words "or balances" after to the word "balance" as used twice in the twelfth line of such
     Section 10.05(b) and by adding the words "or loans" after and the word "loan" on the thirteenth line of such Section 10.05(b).
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22.  Section 10.05 (d) is hereby amended by deleting the words "one loan" as appears in the first line of such Section 10.05(d) and substituting therein the words "two loans."

23.  Article 17 is hereby deleted in its entirety.

IN WITNESS WHEREOF, Commonwealth Energy System, Cambridge Electric Light Company, Canal Electric Company, Commonwealth Gas Company, COM/Energy Services Company and Commonwealth Electric Company have caused this Amendment No. 2 to be duly executed in their name and on their behalf, this 26th day of February, 1996, effective as of the date set forth herein.

                              COMMONWEALTH ENERGY SYSTEM*
                              CAMBRIDGE ELECTRIC LIGHT COMPANY
                              CANAL ELECTRIC COMPANY
                              COMMONWEALTH GAS COMPANY
                              COM/ENERGY SERVICES COMPANY
                              COMMONWEALTH ELECTRIC COMPANY


                              By W. G. POIST
                                 W. G. Poist
                                 President of Commonwealth Energy System
                                 and Chairman of its Subsidiary Companies


                              By M. P. SULLIVAN
                                 M. P. Sullivan
                                 Secretary of Commonwealth Energy System
                                 and Clerk of its Subsidiary Companies


* The name "Commonwealth Energy System" means the trustees for the time being (as trustees but not individually) under a declaration of Trust dated December 31, 1926, as amended, which is hereby referred to, and a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of said System binds only the trust estate, and no shareholder, director, trustee, officer or agent assumes, or shall be held to, any liability by reason therefore.